UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note.

On December 14, 2023, Pfizer Inc., a Delaware corporation (“Pfizer”), completed its previously announced acquisition of Seagen Inc., a Delaware corporation (the “Company”), through the merger of Aris Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pfizer (“Merger Sub”), with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Pfizer (the “Surviving Corporation”), pursuant to the Agreement and Plan of Merger, dated as of March 12, 2023 (the “Merger Agreement”), by and among the Company, Pfizer and Aris Merger Sub, Inc.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) all shares of common stock of the Company, par value $0.001 per share (the “Common Shares”), that were owned by the Company as treasury shares and any Common Shares that were owned by Pfizer or Merger Sub were cancelled and extinguished and ceased to exist, and no consideration was paid in exchange therefor, (ii) each Common Share that was owned by any direct or indirect wholly owned subsidiary of Pfizer (other than Merger Sub) or the Company was converted into such number of shares of the Surviving Corporation so as to maintain relative ownership percentage, and (iii) each Common Share issued and outstanding immediately prior to the Effective Time (other than Common Shares that were cancelled or converted as described in clauses (i) and (ii) and any Common Shares outstanding immediately prior to the Effective Time and held by a holder of Common Shares who complied with Section 262 of the General Corporation Law of the State of Delaware with respect to such Common Shares) were converted into the right to receive (without interest) an amount in cash equal to $229.00 (the “Merger Consideration”). As a result of the consummation of the transactions contemplated by the Merger Agreement, the Company became a wholly owned subsidiary of Pfizer at the Effective Time.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time:

•

Each option to purchase Common Shares (each a “Company Option”) that was outstanding as of immediately prior to the Effective Time, whether or not then vested, was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Merger Consideration over the per-share exercise price of such Company Option, multiplied by (ii) the number of Common Shares then subject to such Company Option (which number, in the case of Company Options subject to performance goals based on stock price hurdles, was determined based on actual performance in accordance with the terms of such Company Options, with any Company Options that do not vest being forfeited for no consideration), net of applicable taxes and without interest.

•

Each restricted stock unit (each a “Company RSU”), other than any Post-Signing Company RSU (as defined below), that was outstanding as of immediately prior to the Effective Time, whether or not then vested, was cancelled and converted into the right to receive an amount in cash in respect thereof equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of Common Shares then subject to such Company RSU, net of applicable taxes and without interest.

•

Each Company RSU granted after the date of the Merger Agreement that was unvested and outstanding as of the Effective Time (a “Post-Signing Company RSU”) was substituted automatically with a Pfizer cash-based award (each, a “Pfizer Cash Award”) with respect to an amount in cash equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of Common Shares then subject to such Post-Signing Company RSU. Each Pfizer Cash Award is otherwise subject to substantially the same terms and conditions applicable to such Post-Signing Company RSU as of immediately prior to the Effective Time.

•

Each Company Non-Products PSU (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, whether or not then vested, was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of Common Shares then subject to such Company Non-Products PSU based on (A) for performance periods that were completed as of the Effective Time, actual performance and (B) for performance periods that were incomplete as of the Effective Time, the greater of the target and actual performance, net of applicable taxes and without interest.

•

Each Company Products PSU (as defined in the Merger Agreement) that was unvested and outstanding immediately prior to the Effective Time was substituted automatically with a Pfizer Cash Award subject to the same performance-based vesting requirements (a “Pfizer Performance Cash Award”) with respect to that number of shares of Pfizer Common Stock that is equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of Common Shares subject to such Company Products PSU. Each Pfizer Performance Cash Award is otherwise subject to the same terms and conditions applicable to such Company Products PSU; provided, that upon any termination without “cause” (as defined in the Company’s Amended and Restated 2007 Equity Incentive Plan), due to death or disability, or for good reason, such Pfizer Performance Cash Award will vest in full (subject to the satisfaction of applicable performance goals).

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On December 14, 2023, upon the consummation the Merger, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) that each outstanding Common Share had been converted into the right to receive the Merger Consideration and requested that NASDAQ delist the Common Shares. The Company requested that NASDAQ file a notification of removal from listing on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the delisting of the Common Shares. The Common Shares ceased trading prior to the opening of the market on December 14, 2023, and will no longer be listed on NASDAQ. In addition, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Shares under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the suspension of reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the transactions contemplated by the Merger Agreement, a change of control occurred and the Company became a wholly owned subsidiary of Pfizer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of the Company immediately prior to the effectiveness of the Merger, ceased in serving in such capacities with the Surviving Corporation. At the Effective Time, Deborah Baron and Alison O’Neill, each a director of Merger Sub immediately prior to the Effective Time, became directors of the Surviving Corporation.

At the Effective Time, David R. Epstein, Todd E. Simpson, Roger Dansey, Jean I. Liu, Chip R. Romp and Vaughn B. Himes ceased to be the Chief Executive Officer, Chief Financial Officer, President, Research and Development, Chief Legal Officer, Executive Vice President, Commercial U.S. and Chief Technical Officer, respectively, of the Company and Chris Boshoff became the President of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporations or Bylaws, Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, in accordance with the terms of the Merger Agreement, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated March 12, 2023, by and among Seagen Inc., Pfizer Inc. and Aris Merger Sub, Inc. (filed as Exhibit 2.1 to Seagen Current Report on Form 8-K, filed on March 13, 2023, and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Seagen Inc.

3.2	Amended and Restated Bylaws of Seagen Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

Date: December 14, 2023	By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President